                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO.2

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):      OCTOBER 1, 1998
                                                      ----------------------


                       INVESTORS FINANCIAL SERVICES CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                         0-26996                 04-3279817
     ---------------                    -----------            ----------------
(State or other jurisdiction      (Commission file number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



    200 CLARENDON STREET, BOSTON, MA                           02116
-----------------------------------------------              ----------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number including area code:       (617) 330-6700
                                                    ------------------------


                           NO CHANGE SINCE LAST REPORT
       -------------------------------------------------------------------
             (Former name or address, if changed since last report)



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The undersigned Registrant has determined that Item 7(a) and 7(b) disclosure is not required with respect to the Registrant's acquisition of substantially all of the assets of BankBoston, N.A. solely relating to BankBoston's institutional trust and custody business (the "Business") because the Business fails to meet the requirements of Rule 11-01(b) under Regulation S-X. The undersigned Registrant hereby amends and restates Item 7 of its current report on Form 8-K dated October 16, 1998, as amended by Form 8-K/A dated December 15, 1998, so that as so amended and restated said Item 7 shall read in its entirety as follows:

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENT OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not applicable.

         (c)      EXHIBITS.

                      2.1 Purchase and Sale Agreement, dated as of July 17, 1998, by and between BankBoston, N.A. and Investors Bank & Trust Company.

                           Incorporated by reference to the Registrant's Form 8-K (File No. 000-26996) filed with the Securities and Exchange Commission on August 19, 1998.

                     99.1  Press Release of the Registrant, dated July 20, 1998.

                           Incorporated by reference to the Registrant's Form 8-K (File No. 000-26996) filed with the Securities and Exchange Commission on July 20, 1998.

                     99.2  Press Release of the Registrant, dated October 1,
                           1998.

                           Incorporated by reference to the Registrant's Form 8-K (File No. 000-26996) filed with the Securities and Exchange Commission on October 16, 1998.


                                      -2-

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          INVESTORS FINANCIAL SERVICES CORP.



                                          By: /s/ Kevin J. Sheehan
                                             -----------------------------------
                                              Kevin J. Sheehan
                                              President, Chief Executive Officer
                                              and Chairman of the Board



Dated:  February 5, 1999


                                      -3-

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                                  EXHIBIT INDEX


           EXHIBIT NO.                             DESCRIPTION
           -----------                             ------------

             2.1           Purchase and Sale Agreement, dated as of July 17,
                           1998, by and between BankBoston, N.A. and Investors
                           Bank & Trust Company.

                           Incorporated by reference to the Registrant's
                           Form 8-K (File No. 000-26996) filed with the
                           Securities and Exchange Commission on August
                           19, 1998.

             99.1          Press Release of the Registrant, dated July 20, 1998.

                           Incorporated by reference to the Registrant's
                           Form 8-K (File No. 000-26996) filed with the
                           Securities and Exchange Commission on July
                           20, 1998.

             99.2          Press Release of the Registrant, dated October 1,
                           1998.

                           Incorporated by reference to the Registrant's
                           Form 8-K (File No. 000-26996) filed with the
                           Securities and Exchange Commission on October
                           16, 1998.
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